UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2007

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM	5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2007, the Board of Trustees of Consolidated Edison Company of New York, Inc. (“Con Edison of New York ”) authorized an amendment to the Con Edison of New York 2005 Executive Incentive Plan (which, as previously amended by Amendment No. 1 thereto, dated December 29, 2006, is referred to herein as the “Plan”). The Plan is described in the combined Current Report on Form 8-K, dated December 29, 2006, of Consolidated Edison, Inc. (“Con Edison”) and Con Edison of New York, which is hereby incorporated by reference herein (File Nos. 1-14514 and 1-1217).

Pursuant to the April 2007 amendment:

-	the Plan will cover the President and Chief Executive Officer of Orange and Rockland Utilities, Inc. (“O&R”) and Con Edison’s Group President, Competitive Energy Businesses (“CEBs”) in addition to officers of Con Edison of New York;

-	awards for the Chairman and Chief Executive Officer of Con Edison of New York (who is also the Chairman, President and Chief Executive Officer of Con Edison, the “Chairman and CEO”) will reflect Con Edison’s net income, and awards for certain other officers will reflect Con Edison’s net income or the combined net income of Con Edison of New York and O&R; and

-	the relevant Operating Budget and Performance Indicators (as such terms are defined in the Plan) for the Chairman and CEO and certain officers will reflect performance at Con Edison of New York, O&R and the CEBs, and for other officers, will reflect performance at Con Edison of New York and O&R or one of Con Edison of New York, O&R or the CEBs.

ITEM	5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On April 19, 2007, Con Edison of New York’s Board of Trustees amended Section 8 of Con Edison of New York’s By-Laws, effective May 21, 2007, to decrease the number of Trustees comprising the Board of Trustees from twelve to eleven.

ITEM	9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 3.1 Con Edison of New York By-Law Amendment.

Exhibit 3.2 By-Laws of Con Edison of New York, effective May 21, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Edward J. Rasmussen
Edward J. Rasmussen Vice President and Controller

Date: April 25, 2007

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